UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2022

SIERRA ONCOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37490	20-0138994
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1820 Gateway Drive, Suite 110 San Mateo, California	94404
(Address of principal executive offices)	(Zip Code)

(650) 376-8679

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SRRA	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

As previously disclosed, on April 12, 2022, Sierra Oncology, Inc. (which we refer to as the “Company” or “Sierra Oncology”) entered into an Agreement and Plan of Merger (which we refer to as the “Merger Agreement”) with GSK plc (formerly GlaxoSmithKline plc) (which we refer to as “GSK”) and Orikum Acquisition Inc. (which we refer to as “Acquisition Sub”).

Pursuant to the Merger Agreement, following the satisfaction or waiver of each of the applicable conditions set forth in the Merger Agreement, Acquisition Sub merged with and into Sierra Oncology (which we refer to as the “Merger”), with Sierra Oncology surviving as a wholly owned subsidiary of GSK. The Merger was consummated on July 1, 2022.

Item 1.02	Termination of a Material Definitive Agreement.

The information set forth in the Introductory Note, Item 2.01 and Item 5.01 of this Current Report on Form 8-K is incorporated by reference.

On July 1, 2022, in connection with the consummation of the Merger, Sierra Oncology terminated the Loan and Security Agreement (the “Loan Agreement”), dated January 21, 2022 among Oxford Finance, LLC, as collateral agent, the lenders from time to time a party thereto and Sierra Oncology Canada, LLC and repaid in full all outstanding obligations due under the Loan Agreement as well as paid a prepayment fee of $100,000.

Item 2.01	Completion of Acquisition or Disposition of Assets.

As described in the Introductory Note, which is incorporated herein by reference in this Item 2.01, on July 1, 2022, pursuant to the terms of the Merger Agreement, the Merger was consummated. As a result of the Merger, each issued and outstanding share of Sierra Oncology’s common stock (other than shares (1) held by the Company as treasury stock; (2) owned by GSK or Acquisition Sub; or (3) held by stockholders who have neither voted in favor of the adoption of the Merger Agreement nor consented thereto in writing and properly and validly exercised their statutory rights of appraisal under Delaware law) was canceled and extinguished and automatically converted into the right to receive cash in an amount equal to $55.00, without interest (the “Per Share Price”).

In addition, pursuant to the Merger Agreement, at the effective time of the Merger, each of Sierra Oncology’s outstanding and unexercised stock options accelerated vesting in full and was cancelled and converted into a right to receive an amount in cash, without interest, equal to the product obtained by multiplying (1) the amount of the Per Share Price (less the exercise price per share attributable to such stock option) by (2) the total number of shares of Sierra Oncology’s common stock issuable upon exercise in full of such stock option. To the extent any stock options had performance-based vesting, the performance requirement was deemed to be satisfied to the maximum achievement of performance criteria. Any stock option with an exercise price per share equal to or greater than the Per Share price was canceled without any cash payment being made in respect thereof.

Pursuant to the Merger Agreement, at the effective time of the Merger, Sierra Oncology’s outstanding warrants were treated in accordance with their respective terms. The Series A warrants were cancelled and the holders received an amount in cash, without interest, equal to the Black Scholes Value (as defined in the Series A warrants), which was calculated under the terms of the Series A warrants to be $45.98 per share of Sierra Oncology’s common stock subject to the Series A warrants. Sierra Oncology’s outstanding pre-funded warrants were deemed exercised in full as a ‘cashless exercise’ (as described in the pre-funded warrants), and the holder thereof received an amount in cash, without interest, equal to the product obtained by multiplying (1) the amount of the Per Share Price by (2) the number of shares of common stock deemed issuable upon exercise in full of the Pre-Funded Warrants as a ‘cashless exercise.’

The description of the Merger does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was filed by Sierra Oncology as Exhibit 2.1 to Sierra Oncology’s Current Report on Form 8-K filed on April 13, 2022 and is incorporated by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On July 1, 2022, Sierra Oncology notified the Nasdaq Global Market (which we refer to as “Nasdaq”) of the consummation of the Merger. Sierra Oncology requested that Nasdaq delist Sierra Oncology’s common stock on July 1, 2022. As a result, trading of Sierra Oncology’s common stock on Nasdaq was suspended prior to the opening of Nasdaq on July 1, 2022. Sierra Oncology also requested that Nasdaq file a delisting notification of removal from listing and registration on Form 25 with the Securities and Exchange Commission (which we refer to as the “SEC”) to effect the delisting of Sierra Oncology’s common stock from the Nasdaq and the deregistration of Sierra Oncology’s common stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (which we refer to as the “Exchange Act”). Sierra Oncology intends to file with the SEC a Form 15 requesting the termination of registration of Sierra Oncology’s common stock under Section 12(g) of the Exchange Act and the suspension of reporting obligations under Section 13 and Section 15(d) of the Exchange Act.

The information set forth in the Introductory Note, Item 2.01 and Item 5.01 of this Current Report on Form 8-K is incorporated by reference.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note, Item 2.01, Item 3.01, Item 5.01 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference.

Item 5.01	Change in Control of Registrant.

As a result of the consummation of the Merger, a change in control of Sierra Oncology occurred. Following the consummation of the Merger, Sierra Oncology became a wholly owned subsidiary of GSK.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference.

Item 5.02	Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note, Item 2.01 and Item 5.01 of this Current Report on Form 8-K is incorporated by reference.

On July 1, 2022, and as a result of the consummation of Merger, Justin T. Huang and Kevin Thomas Ryan became the directors of Sierra Oncology. Effective as of July 1, 2022, the following persons, who were directors of Sierra Oncology prior to the effective time of the Merger, are no longer directors of Sierra Oncology: Stephen G. Dilly, Gaurav Aggarwal, Andrew Allen, Mona Ashiya, Craig A. Collard, Jeffrey H, Cooper, Georgia L. Erbez, Christy J. Oliger, Robert Pelzer, and Andrew Sinclair.

Further, pursuant to the Merger Agreement, effective as of the Effective Time, the following officers of Acquisition Sub became the officers of Sierra Oncology.

Justin T. Huang	President and Secretary
Kevin Thomas Ryan	Vice President and Treasurer
Amy Barrier Altshul	Vice President
Alexandra Marie Nieves Gonzalez	Vice President
Hatixhe Hoxha	Assistant Secretary

Each of the executive officers of Sierra Oncology as of immediately prior to the Effective Time ceased to be executive officers of Sierra Oncology effective as of the Effective Time.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the terms of the Merger Agreement, at the effective time of the Merger, the certificate of incorporation and bylaws of Sierra Oncology were amended and restated to be in the respective forms provided by the Merger Agreement. The amended and restated certificate of incorporation and amended restated bylaws of Sierra Oncology are filed as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated April 12, 2022, between GSK plc (formerly GlaxoSmithKline plc), Orikum Acquisition Inc., and Sierra Oncology, Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Sierra Oncology on April 13, 2022).

3.1	Amended and Restated Certificate of Incorporation of Sierra Oncology, Inc.

3.2	Amended and Restated Bylaws of Sierra Oncology, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIERRA ONCOLOGY, INC.

Date: July 1, 2022	By:	/s/ Justin T. Huang
Justin T. Huang
President and Secretary